Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Intermediate Tax/AMT Free Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

Matthew J. Caggiano, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Peter Aloisi, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-583